SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 14, 2004


                           Alamogordo Financial Corp.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


United States of America                0-29655                    74-281948
-------------------------         ---------------------      -------------------
(State or other jurisdiction      (Commission File No.)       (I.R.S. Employer
      of incorporation)                                      Identification No.)

500 10th Avenue, Alamogordo, New Mexico                 88310
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(Address of Principal Executive Offices)             (Zip Code)


Registrant's telephone number, including area code:  (505) 437-9334
                                                     --------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 7.  Financial Statements, Pro Forma Financial Information, and Exhibits
         -------------------------------------------------------------------

         The Index of Exhibits immediately precedes the attached exhibits.

Item 12. Results of Operations and Financial Condition
         ---------------------------------------------
         On January 14, 2004, the Company issued a press release regarding its earnings for the fiscal quarter ended December 31, 2003. The press release is included as Exhibit 99 to this report.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        ALAMOGORDO FINANCIAL CORP.


DATE:  January 14, 2004                 By: /s/ R. Miles Ledgerwood
                                           -------------------------------------
                                           R. Miles Ledgerwood
                                           President and Chief Executive Officer





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                                  EXHIBIT INDEX

The following Exhibits are filed as part of this report:

         Exhibit 99        Press Release of Alamogordo Financial Corp.